                                                                    EXHIBIT 10.7


                              SITARA NETWORKS, INC.
                      SERIES G CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT


         This Series G Convertible Preferred Stock Purchase Agreement is entered into on this 16th day of June, 2000 by and among Sitara Networks, Inc., a Delaware corporation (the "Company"), and the Persons listed on Exhibit 2.01A hereto, as amended (each such Person being hereinafter sometimes referred to individually as a "Purchaser" and all such Persons being hereinafter sometimes referred to collectively as the "Purchasers").

         WHEREAS, the Company wishes to issue and the Purchasers wish to purchase Series G Convertible Preferred Stock of the Company;

         WHEREAS, the Company and certain Persons are parties to a Series A Convertible Preferred Stock Purchase Agreement dated as of December 11, 1996 (the "Series A Purchase Agreement");

         WHEREAS, the Company and certain Persons are parties to a Series B Convertible Preferred Stock Purchase Agreement dated as of September 9, 1997;

         WHEREAS, the Company and certain Persons are parties to a Series C Convertible Preferred Stock Purchase Agreement dated as of May 18, 1998;

         WHEREAS, the Company and Intel Corporation are parties to a Series D Convertible Preferred Stock Purchase Agreement dated as of December 17, 1998 (the "Series D Purchase Agreement");

         WHEREAS, the Company and certain Persons are parties to a Series E Convertible Preferred Stock Purchase Agreement dated as of July 9, 1999 (the "Series E Purchase Agreement");

         WHEREAS, the Company and certain Persons are parties to a Series F Convertible Preferred Stock Purchase Agreement dated as of January 14, 2000 (the "Series F Purchase Agreement"); and

         WHEREAS, the holders hereunder representing at least sixty percent (60%) of the holders of the Series A Convertible Preferred Stock, $.00001 par value, the Series B Convertible Preferred Stock, $.00001 par value, Series C Convertible Preferred Stock, $.00001 par value, Series D Convertible Preferred Stock, $.00001 par value, Series E Convertible Preferred Stock, $.00001 par value, and Series F Convertible Preferred Stock, $.00001 par value, of the Company, voting as a single class, wish to amend Section 5.02 of the Series F Purchase Agreement in order to carry out the purchase hereunder;

         NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Agreement" shall mean this Series G Convertible Preferred Stock Purchase Agreement, as from time to time amended and in effect between the parties hereto.

         "Board of Directors" shall mean the then present members of the Board of Directors of the Company.

         "Charter" shall mean the Restated Certificate of Incorporation of the Company in the form of Exhibit 2.01B hereto, as amended from time to time.

         "Closing" shall have the meaning assigned to that term in Section 2.03(b) hereto.

         "Company" shall mean and include Sitara Networks, Inc. (formerly K2 Net, Inc.), a Delaware corporation, and its successors and assigns.

         "Company's Auditors" shall mean the firm of independent public accountants employed by the Company from time to time to conduct its annual audit, which firm shall be a "Big Five" accounting firm or such other accounting firm acceptable to the holders of at least sixty (60%) percent of the Preferred Stock, voting as a single class.

         "Common Stock" shall mean (a) the Company's Common Stock, $.00001 par value per share, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right either to all or to a share of the balance of current dividends and liquidating distributions after the preference of the Preferred Stock, or the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Consolidated" when used with reference to any term defined herein shall mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with generally accepted accounting principles after eliminating intercompany items and minority interests.

         "Conversion Shares" shall have the meaning assigned to that term in
Section 2.01 hereof.

         "Counsel to the Company" shall mean McDermott, Will & Emery.

         "ERISA" shall have the meaning assigned to that term in Section 4.12 hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

         "Founder" means Malik Z. Khan.

         "Indebtedness" shall mean all obligations, contingent and otherwise, which should, in accordance with generally accepted accounting principles consistently applied, be classified upon the obligor's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage or security interest on real or personal property owned or acquired subject to such mortgage or security interest, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (a) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (b) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined by discounting all such payments at the interest rate determined in accordance with applicable Statements of Financial Accounting Standards.

         "Issue Price" shall mean $6.51, which is the price per share at which the Purchased Shares are being issued hereunder.

         "Key Employee" shall mean and include the Founder, the President, the Chief Executive Officer, any Vice President, the Treasurer and the Chief Financial Officer of the Company or any Subsidiary, or any person who is not an officer of the Company or any Subsidiary and is in charge of one or more of the following functions: sales, marketing, production, or engineering and technical development or any other position or employee so designated by the Board of Directors of the Company.

         "Person" shall mean an individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization, or similar entity, or a government or any agency or political subdivision thereof.

         "Preferred Stock" shall mean the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, and the Series G Convertible Preferred Stock, each $.00001 par value, of the Company, and any subseries thereof, the rights, preference and other terms and conditions of which are set forth in
Exhibit 2.01B hereto.

         "Purchased Shares" shall have the meaning assigned to that term in
Section 2.01 hereof.

         "Purchasers" shall mean and include the Persons listed on Exhibit 2.01A hereto, as the same may be amended from time to time through and including August 15, 2000 to include additional Purchasers who purchase Purchased Shares at a Closing.

         "Qualified Public Offering" shall mean and include the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company from which the aggregate net proceeds to the Company are at least $15,000,000 and the price per share of such Common Stock is not less than $9.77 (such amount to be equitably adjusted whenever there is a stock split, combination, stock dividend, reclassification or similar event affecting the Common Stock).

         "Securities Act" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Securities
Act) thereunder, all as the same shall be in effect at the time.

         "Stock Option Plans" shall mean the 1996 Sitara Networks, Inc. Stock Incentive Plan of the Company, as amended, providing for the issuance of, or grant of options to purchase, up to 7,200,000 shares of Common Stock (subject to increase) to officers, directors, employees of and consultants to the Company and any amendment thereto.

         "Subsidiary" or "Subsidiaries" shall mean any corporation, 50% or more of the outstanding voting stock of which shall at the time be owned by the Company or by one or more Subsidiaries, or any other entity or enterprise, 50% or more of the equity of which shall at the time be owned by the Company or by one or more Subsidiaries.

         "Wholly-Owned Subsidiary" or "Wholly-Owned Subsidiaries" shall mean any corporation, 100% of the outstanding voting stock of which shall at the time be owned by the Company or by one or more Wholly-Owned Subsidiaries, or any other entity or enterprise, 100% of the equity of which shall at the time be owned by the Company or by one or more Wholly-Owned Subsidiaries.

         1.02 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles, consistently applied, and all other financial data submitted pursuant to this Agreement shall be prepared and calculated in accordance with such principles.

                                  ARTICLE II.

                       PURCHASE, SALE AND TERMS OF SHARES

         2.01 The Purchased Shares. The Company has authorized the issuance and sale of up to 4,608,295 shares (the "Purchased Shares") of the previously authorized but unissued shares of its Series G Convertible Preferred Stock to the Persons and in the respective amounts set forth in Exhibit 2.0lA hereto. The designation, rights, preferences and other terms and conditions relating to the Preferred Stock shall be as set forth in Exhibit 2.01B hereto. Any shares of Common Stock issuable upon conversion of the Purchased Shares, and such shares when issued, are herein referred to as the "Conversion Shares".

         2.02 Reservation of Shares. The Company has authorized and reserved and covenants to continue to reserve, free of preemptive rights and other preferential rights, a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the rights of conversion of the holders of the Purchased Shares.

         2.03 Purchase and Sale of Purchased Shares.

                  (a) Initial Closing. The Company agrees to issue and sell to the Purchasers, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase at the Issue Price all, and not less than all, of that portion of the Purchased Shares, at the purchase price, set forth opposite their respective names in Exhibit 2.01A. Such purchase and sale shall take place at an initial closing (the " Initial Closing") to be held at the office of Counsel to the Company, 28 State Street, Boston, Massachusetts 02109, on June 16, 2000 at 10:00 a.m., or on such other date and at such time as may be mutually agreed upon by the Company and a majority in interest of the Purchasers. At the Initial Closing the Company will issue and deliver certificates evidencing such Purchased Shares sold at the Initial Closing registered in the name of the Purchasers or their nominees, all in the amounts set forth opposite their respective names in Exhibit 2.01A hereto against (i) delivery of checks payable to the order of the Company, or (ii) transfer by wire transfer to the account of the Company, in payment of the full purchase price for such Purchased Shares.

                  (b) Subsequent Closings. The Company agrees to issue and sell to other Persons, who upon execution of a counterpart signature page hereto shall be considered in all circumstances as a Purchaser herein, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, such Purchasers, severally but not jointly, agree to purchase at the Issue Price all, and not less than all, of that portion of the Purchased Shares, at the purchase price, to be set forth opposite their respective names in Exhibit 2.01A, at the time of purchase. Such purchase and sale shall take place at a closing or series of closings (the "Subsequent Closings" and together with the Initial Closing, the "Closing") to be held at the office of Counsel to the Company, 28 State Street, Boston, Massachusetts 02109, at any time or from time to time, through and including August 15, 2000, as may be mutually agreed upon by the Company and such Purchasers. At a Subsequent Closing the Company will issue and deliver certificates evidencing such Purchased Shares sold at such Subsequent Closing registered in the name of such Purchasers or their nominees, all in the amounts set forth opposite their respective names in
Exhibit 2.01A hereto, as amended, against (i) delivery of checks payable to the order of the Company, or (ii) transfer by wire transfer to the account of the Company, in payment of the full purchase price for such Purchased Shares.

                  (c) Use of Proceeds. The Company agrees to use the proceeds from the issuance and sale of the Purchased Shares to fund operating losses, for general working capital of the Company and other general corporate purposes.

         2.04 Representations, Warranties and Covenants of the Purchasers. All representations and warranties of the Purchasers in this Section 2.04 are made severally and not jointly as follows:

                  (a) Each Purchaser represents that it is acquiring the Purchased Shares and any Conversion Shares for its own account for the purpose of investment and not with a view to distribution or resale thereof, subject, nevertheless, to the condition that the disposition of the property of each Purchaser shall at all times be within its control. Each Purchaser which is not an individual further represents and warrants that it was not organized for the specific purpose of acquiring the Purchased Shares. Each Purchaser further represents and warrants that such Purchaser is (or, in the case of a partnership, it and each of its partners is) an "accredited investor" for purposes of the Securities Act and Regulation D thereunder and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment to be made hereunder, and that such Purchaser is financially able to undertake the risks involved in such an investment. Each Purchaser further acknowledges that it has had a full opportunity to request from the Company and to review all information which it deems relevant in making a decision to purchase the Purchased Shares being purchased by it hereunder. Each Purchaser understands and agrees that (i) the Purchased Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) or Regulation D promulgated thereunder, (ii) the Purchased Shares and the Conversion Shares must be held indefinitely unless a registration statement covering such shares is effective under the Securities Act or unless an exception from registration under such Act is available supported by a written opinion of counsel to that effect, (iii) the Purchased Shares and the Conversion Shares will bear a legend to that effect and (iv) the Company will make a notation on its transfer books to such effect.

                  (b) The principal office or residence of each Purchaser, and the place at which the decision to participate in this Agreement and the transactions contemplated hereby was made, is located at the address appearing below such Purchaser's name on Exhibit 2.01A hereto.

                  (c) Each Purchaser represents and warrants that this Agreement and all transactions contemplated hereunder have been duly authorized by all necessary action on its part and that this Agreement has been duly executed and delivered by it or on its behalf and is a valid and binding agreement enforceable against it in accordance with its terms.

                  (d) Each Purchaser represents that no person, firm or corporation, has or will have, as a result of any act or omission by such Purchaser, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

                  (e) If any Purchaser sells any Conversion Shares pursuant to Rule 144A promulgated under the Securities Act, the Purchaser will take all necessary steps in order to perfect the exemption from registration provided thereby, including (i) obtaining on behalf of the Company information to enable the Company to establish a reasonable belief that the purchaser is a qualified institutional buyer and (ii) advising such purchaser that Rule 144A is being relied upon with respect to such resale.

                                  ARTICLE III.

                      CONDITIONS TO PURCHASERS' OBLIGATIONS

The obligation of each Purchaser to purchase and pay for the Purchased Shares at the Closing is subject to the following conditions:

         3.01 Representations and Warranties. Each of the representations and warranties of the Company set forth in Article IV hereof shall be true as of the date hereof and as of the date of the Closing.

         3.02 Documentation at Closing. The Purchasers shall have received prior to or at the Closing all of the following, each in form and substance reasonably satisfactory to the Purchasers and all of the following events shall have occurred prior to or simultaneously with the Closing.

                  (a) A copy of the Charter of the Company certified by the Secretary of State of Delaware.

                  (b) A favorable opinion of Counsel to the Company as to matters set forth in Exhibit 3.02B hereto.

                  (c) A certificate of the Secretary or an Assistant Secretary of the Company (a) attesting to the incumbency of the officers of the Company and their authority to sign this Agreement, the certificates for the Purchased Shares and the other documents or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers; (b) certifying a copy of the resolutions of the Board of Directors and the stockholders of the Company, evidencing approval of this Agreement, the amendment or restatement of the Charter, the authorization for issuance of the Purchased Shares and other matters contemplated hereby; (c) certifying a copy of the By-laws of the Company; and (d) certifying copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement and the Purchased Shares, including the qualification of the Company to do business in the Commonwealth of Massachusetts.

                  (d) A certificate from a duly authorized officer of the Company stating that the representations and warranties of the Company contained in Article IV hereof are true and correct in all respects and that all conditions required to be performed by the Company prior to or at the Closing have been performed, and that no condition or event has occurred or is continuing or will result from the execution and delivery of this Agreement or the issuance of the Purchased Shares which constitutes an event of default or would constitute an event of default but for the requirement that notice be given or time elapse or both.

                  (e) A Sixth Amended and Restated Stockholders Agreement in the form and substance set forth in Exhibit 3.02E hereto, executed by the parties named therein (the "Stockholders Agreement").

                  (f) A Sixth Amended and Restated Registration Rights Agreement in the form and substance set forth in Exhibit 3.02F hereto, executed by the Company and the parties named therein.

         3.03 The Board of Directors of the Company shall consist of a maximum of seven (7) members, as specified in the Stockholders Agreement.

         3.04 The Company shall have performed all other covenants and agreements set forth in this Agreement expressly required to be performed by it prior to or on the date of Closing.

         3.05 Consents, Waivers, etc. Prior to Closing, the Company shall have obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Purchased Shares and to carry out the transactions contemplated hereby and thereby, and all such consents and waivers shall be in full force and effect. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Purchased Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any postsale filing that may be required under federal and state securities laws, as to which filing the Company agrees to make promptly after Closing. In addition to the documents set forth above, the Company shall have provided the Purchasers any other information or copies of documents that they may reasonably request. Furthermore, there shall have been no occurrence of any material adverse change in the business, assets, liabilities, financial condition, operations or prospects of the Company.

                                  ARTICLE IV.

                  REPRESENTATIONS AND WARRANTIES BY THE COMPANY

The Company represents and warrants as follows:

         4.01 Organization and Standing of the Company. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in Massachusetts and in each other jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. unless the failure to so qualify does not and will not have a material and adverse effect on the business operations or financial condition of the Company.

         4.02 Corporate Action. The Company has all necessary corporate power and has taken all corporate action required to make this Agreement, the Purchased Shares and any other agreements and instruments executed in connection herewith and therewith, the valid and enforceable obligations of the Company. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective conversion of the Purchased Shares. The issuance of the Purchased Shares, and the issuance of the Conversion Shares upon the conversion of the Purchased Shares, are not subject to preemptive or other preferential rights, or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party or which are otherwise binding upon the Company.

         4.03 Governmental Approvals. All authorizations, consents, approvals, licenses, exemptions from or filings, or registrations with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company, or for the performance by it of its obligations under, this Agreement, the agreements referred to in Article III hereof or the Purchased Shares shall have been made prior to, and shall be effective as of, the Closing.

         4.04 Litigation. Except as set forth in Exhibit 4.04, there is no litigation or governmental proceeding or investigation pending or threatened against the Company affecting any of its properties or assets, or, to the knowledge of the Company, after due inquiry, against any officer, Key Employee or Founder of the Company that might foreseeably result, either in any case or in the aggregate, in any material adverse change in the business, prospects, operations, affairs or condition of the Company, or any of its properties or assets, or that questions the validity of this Agreement, the Purchased Shares, or any action taken or to be taken pursuant hereto or thereto. To the best of the Company's knowledge, there is no factual or legal basis for any such litigation or governmental proceeding or investigation that might result, individually or in the aggregate, in any material adverse change in the business, properties, assets, financial condition, affairs or prospects of the Company. There is no suit, action, proceeding or investigation by the Company currently pending or that the Company intends to initiate. Neither the Company nor, to the knowledge of the Company, after due inquiry, any officer, Key Employee or Founder of the Company or its Subsidiaries, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency that might foreseeably result, either in any case or in the aggregate, in any material adverse change in the business, operations, prospects, affairs or condition of the Company or any of its properties or assets. The foregoing sentences include, without limiting their generality, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of employees of the Company and the use in any of the Company's business of any information or techniques allegedly proprietary to any of their former employers.

         4.05 Certain Agreements of Officers and Employees.

                  (a) To the best of the Company's knowledge and belief, after due inquiry, no employee of the Company is, or is now expected to be, in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or as a result of the use of trade secrets or proprietary information of others, and to the best of the Company's knowledge and belief, the continued employment of the Company's employees does not subject the Company or the Purchasers to any liability with respect to the foregoing.

                  (b) To the best of the knowledge of the officers of the Company, after due inquiry, no officer of the Company, nor any Key Employee of the Company whose termination, either individually or in the aggregate, would have a material adverse effect on the Company, has any present intention of terminating his employment with the Company.

                  (c) The Company is not a party to any collective bargaining agreement and, to the best of its knowledge, after due inquiry, there have been no pending labor problems involving collective disputes or disturbances with any group of employees and there have been no attempts to organize its employees by any union or similar association. The Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

         4.06 Compliance with Other Instruments. The Company is in compliance in all respects with the terms and provisions of this Agreement which it is required to be in compliance with as of the date hereof, and of the Charter and By-laws, as amended, and in all material respects with the terms and provisions of each mortgage, indenture, lease, agreement and other instrument relating to obligations of the Company, and, to the best of the Company's knowledge, of all judgments, decrees, governmental orders, statutes, rules or regulations by which it is bound or to which its properties or assets are subject. Neither the execution and delivery of this Agreement and the Purchased Shares, nor the consummation of any transaction contemplated hereby or thereby, has constituted or resulted in or will constitute or result in a default or violation of any term or provision in any of the foregoing documents or instruments.

         4.07 Federal Reserve Regulations. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin securities (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Purchased Shares will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

         4.08 Title to Assets. The Company has good and marketable title in fee to such of its fixed assets as are real property, and good title to all of its other assets now carried on its books, including those reflected in the most recent balance sheet of the Company which forms a part of Exhibit 4.10A attached hereto, or acquired since the date of such balance sheet (except personal property disposed of since said date in the ordinary course of business), free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except those indicated in Exhibit 4.08 hereto. The Company enjoys peaceful and undisturbed possession under all leases under which it is operating and is in compliance with all such leases, and all said leases are valid and subsisting and in full force and effect.

         4.09 Patents and Intellectual Property Rights. The Company owns or has a valid right to use the patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and intellectual property rights being used to conduct its businesses as now operated or as now proposed to be operated (the "Company's Intellectual Property"); and, the conduct of business as now operated or as now proposed to be operated does not, to its knowledge, conflict with valid patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and intellectual property rights of others. The Company has not received any communications alleging that the Company has violated, or by conducting business as proposed, would violate any of the intellectual property of any other person or entity. Except for normal license fees payable for the use of off-the-shelf software products, the Company has no obligation to compensate any Person for the use of any of the Company's Intellectual Property and has granted to no Person any license or other rights to use in any manner any of the Company's Intellectual Property, whether requiring the payment of royalties or not. All licenses and other agreements relating to the Company's Intellectual Property are in full force and effect without default by the Company or, to the best of the Company's knowledge, without default by any other party thereto. The Company is not aware of any infringement, violation or conflict by a third party of or with any of the Company's Intellectual Property.

         4.10 Financial Information. The internally prepared balance sheet and statement of profit and loss of the Company as of April 30, 2000, attached hereto as Exhibit 4.10A (the "Financial Statements"), present fairly the financial position and results of operation of the Company as at and for the period ended on the date thereof. The Company does not have, and has no reasonable grounds to know of, any liability, contingent or other, not adequately reflected in or reserved against in the aforesaid balance sheet in accordance with generally accepted accounting principles. The Financial Statements (a) are in accordance with the books and records of the Company, (b) are true, correct and complete and present fairly the financial condition of the Company at the date or dates therein indicated and the results of operations for the period or periods therein specified, and (c) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as to the unaudited financial statements, for the omission of notes thereto and normal year end audit adjustments. Since April 30, 2000, there has not been, except as set forth in Exhibit 4.10B:

                  (a) Any material change in the assets, liabilities, financial condition, or operations of the Company from that reflected in the financial statements attached hereto as Exhibit 4.10A;

                  (b) Any change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty, or otherwise;

                  (c) Any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;

                  (d) Any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

                  (e) Any loans made or promised by the Company to its employees, officers, or directors other than travel advances made in the ordinary course of business;

                  (f) Any extraordinary increases in the compensation of any of the Company's employees, officers, or directors;

                  (g) Any declaration or payment of any dividend or other distribution of the assets of the Company or any direct or indirect redemption, purchase, or other acquisition of any stock by the Company;

                  (h) Any issuance or sale by the Company of any shares of its Common Stock or other securities;

                  (i) Any other event or condition of any character that has materially and adversely affected the Company's business or prospects;

                  (j) Any agreement or commitment by the Company to do any of the things described in this Section 4.10;

                  (k) Any resignation or termination of employment of any officer or Key Employee of the Company; or

                  (l) Any sale, assignment or transfer of any Company's Intellectual Property or other intangible assets.

         4.11 Taxes. The Company has correctly and completely prepared and filed within the time prescribed by law all federal, state and other tax returns required by law to be filed by it, has paid all taxes shown to be due and all additional assessments, including penalties and interest, received by it, and adequate provisions have been made and are reflected in the Company's financial statements for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the state, local or federal income tax returns of the Company have been audited by, or are currently under audit by, any state or local tax authority or by the Internal Revenue Service. The Company knows of no additional assessments or adjustments pending or threatened for any period. There are no tax liens upon the assets or property of the Company. The Company has not granted any extension to any taxing authority of the limitation period during which any tax liability may be asserted. The Company has not committed any violation of any federal, state, local or foreign tax laws except where such violation would not result in a material adverse change in the business, operations or condition of the Company or any of its properties or assets. All monies required to be withheld by the Company from employees or collected from customers for income taxes, social security and unemployment insurance taxes and sales, excise and use taxes, and the portion of any such taxes to be paid by the Company to governmental agencies or set aside in accounts for such purpose have been so paid or set aside, or such monies have been approved, reserved against and entered upon the books and financial statements of the Company. The Company does not have in effect any tax election or consent for federal income tax purposes under Sections 108, 341(f), 471, 1017, 1033 or 4977 of the Internal Revenue Code of 1986, as amended (the "Code").

         4.12 ERISA. Except as set forth in Exhibit 4.12 hereto:

                  (a) The Company does not maintain or make contributions to any defined benefit or defined contribution pension plans for its employees which are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (b) The Company does not currently maintain, nor has it ever maintained a retiree medical plan or program or other welfare benefit plan intended to provide benefits to retired employees of the Company.

                  (c) The Company does not currently maintain, nor has it ever maintained, a medical plan for active employees.

                  (d) The Company does not currently maintain, nor has it ever maintained an employee benefit plan which constitutes, or has constituted a Multi-Employer Plan within the meaning of Section 4001(a)(3) of ERISA and the Company has not incurred any liability to any Multi-Employer Plan which remains unsatisfied in connection with a complete or partial withdrawal from any such plan within the meaning of Section 4203 or 4205 of ERISA.

                  (e) The consummation of the transaction contemplated hereby will not result in (i) an "excess parachute payment" (as defined in section 28OG(b)(1) of the Code) which is subject to the imposition of an excise tax under section 4999 of the Code or which would not be deductible by reason of section 28OG of the Code or (ii) the payment of any severance benefits or compensation in lieu thereof.

                  (f) The Company does not currently maintain any employee welfare plans.

         4.13 Contracts; Commitments. Except as set forth in Exhibit 4.13 hereto, the Company is not a party to (i) any employment or consulting contracts, (ii) any contracts or commitments (or group of related contracts or commitments) involving more than $5,000 or having a term (including renewals or extensions optional with another party) of more than one (1) year from the date thereof, or (iii) any agreements, contracts, leases, licenses, instruments, commitments (oral or written), indebtedness, liabilities and other obligations to which the Company is a party or by which it is bound that (A) involve any of the officers, directors or shareholder of the Company or (B) are otherwise material to the conduct and operations of the Company's business and properties. All of the contracts and commitments listed on Exhibit 4.13 are in full force and neither the Company nor, to the best knowledge of the Company, any other party to any such contracts or commitments is in default of any material covenant or obligation thereunder.

         4.14 Transactions with Affiliates. Except as set forth on Exhibit 4.14, there are no loans, leases, royalty agreements or other continuing transactions between the Company, its Subsidiaries, any of its or their customers or suppliers and any officer or director of the Company or any Person owning five (5%) percent or more of any class of capital stock of the Company or any member of such officer, director or stockholder's immediate family or any corporation or other entity controlled by such officer, director or stockholder or a member of such officer, director or stockholder's immediate family.

         4.15 Assumptions or Guaranties of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in any debtor or otherwise to assure any creditor against loss), any Indebtedness of any other Person.

         4.16 Investments in Other Persons. Other than advances for reimbursable business expenses made in the ordinary course of business to employees, which are not in the aggregate material, the Company has not made any loan or advance to any Person which is outstanding on the date of this Agreement, nor is it committed or obligated to make any such loan or advance, nor does the Company have any Subsidiaries or own any capital stock, assets comprising the business of, obligations of, or any interest in, any Person, except as set forth in
Exhibit 4.16.

         4.17 Disclosure. Neither this Agreement, the financial statements incorporated herein as Exhibit 4.10A, nor any other agreement, document, certificate or written statement provided to the Purchasers by or on behalf of the Company contains an untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact or fact relating to an event or circumstance within the knowledge of the Company or any of its executive officers which has not been disclosed herein or in writing to the Purchasers which materially adversely affects, or in the future in their opinion has a substantial possibility to, insofar as they can now reasonably foresee, materially adversely affect the business, properties, assets or condition, financial or otherwise, of the Company. Without limiting the foregoing, the Company has no knowledge or belief that there exists any patent, invention, device, application or principle or that there is pending any statute, rule, law, regulation, standard or code which the Company believes would materially adversely affect the condition, financial or otherwise, or the operations of the Company.

         4.18 Registration Rights. Except as provided in the Sixth Amended and Restated Registration Rights Agreement set forth in Exhibit 3.02F hereto, no Person has the right to demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company, presently outstanding or that may be subsequently issued, or any right to participate in any such registration statement.

         4.19 Securities Act of 1933. The Company has complied and will comply with all applicable federal or state securities laws in connection with the issuance and sale of the Purchased Shares. Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Purchased Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Purchased Shares under the registration provisions of the Securities Act.

         4.20 No Brokers or Finders. Except as set forth on Exhibit 4.20, no Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Purchasers or the Company for any commission, fee or other compensation as a finder or broker; and the Company agrees to indemnify and hold the Purchasers harmless against any such commissions, fees or other compensation.

         4.21 Capitalization; Status of Capital Stock. The Company has a total authorized capitalization consisting of 70,000,000 shares of Common Stock, $.00001 par value per share, 9,416,754 of which are issued and outstanding; 6,500,000 shares of Series A Convertible Preferred Stock, $.00001 par value per share, 6,470,589 of which shares are issued and outstanding; 5,000,000 shares of Series B Convertible Preferred Stock, $.00001 par value per share, 5,000,000 of which shares are issued and outstanding; 1,350,000 shares of Series C

Convertible Preferred Stock, 1,312,336 of which are issued and outstanding; 800,000 shares of Series D Convertible Preferred Stock, 787,402 of which are issued and outstanding, 6,500,000 shares of Series E Convertible Preferred Stock, 5,722,903 of which are issued and outstanding, 2,000,000 shares of Series F Convertible Preferred Stock, 1,110,000 of which shares are issued and outstanding, and 4,650,000 shares of Series G Convertible Preferred Stock, none of which shares are issued and outstanding prior to the Initial Closing. A complete list of the currently issued and outstanding shares of capital stock of the Company and the names in which such shares are registered is set forth in
Exhibit 4.21 hereto. All of the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. All shares of capital stock issuable upon exercise of outstanding options and warrants have been duly authorized and, when issued in accordance with the terms of such options and warrants, will be validly issued, and fully paid and nonassessable. The Purchased Shares, when issued and delivered in accordance with the terms hereof, and the Conversion Shares, when issued and delivered upon conversion of the Purchased Shares, will be duly authorized, validly issued and fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Transactional Documents, applicable state and federal securities laws, and any other current or future agreement to which the applicable holder of Purchased Shares or Conversion Shares is a party, will be free of any liens or encumbrances, and will have the rights, privileges and preferences described in the Amended and Restated Certificate. Except as set forth in Exhibit 4.21 hereto, there are no options, warrants or rights to purchase shares of capital stock or other securities authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. Except as set forth in Exhibit 4.21 hereto, there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant state and federal securities laws. Except as set forth in this Agreement and the Stockholders Agreement, no holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party or that are otherwise binding upon the Company, and all such rights have been duly waived with respect to the issuance of the Purchased Shares and the Conversion Shares. The offer and sale of all shares of capital stock or other securities of the Company issued before the Closing complied with or were exempt from registration or qualification under all federal and state securities laws. Except as contemplated by this Agreement, the Stockholders Agreement or the Charter, the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or pay any dividend or make any other distribution in respect thereof.

         4.22 Insurance. The Company will carry insurance covering its properties and business adequate and customary for the type and scope of its properties and business, but in any event in amounts sufficient to prevent the Company from becoming a co-insurer (other than for reasonable deductible amounts as provided by such insurance policies). The Company has not suffered the cancellation of any of its insurance, nor has the Company been denied insurance which it has applied for or requested.

         4.23 Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the nature, acquisition, maintenance, location and collection of each of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

         4.24 Environmental Matters. The Company has not generated, used, stored, treated or disposed of any Hazardous Substances (as defined below) in connection with the operations of its business, other than cleaning and/or office supplies required in the ordinary course of the Company's operations. The Company has not transported nor has it arranged or contracted with any party for the transportation, storage, treatment or disposal of any Hazardous Substance. To the Company's knowledge, the Company, the operation of its business, and any real property that the Company owns, leases or otherwise occupies or uses (the "Premises") are in compliance with all applicable Environmental Laws (as defined below) and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws, including, without limitation, any Environmental Laws or Orders or directives with respect to any cleanup or remediation of any release or threat of release of Hazardous Substances. The Company has not received any citation, directive, letter or other communication or any notice of any proceedings, claims or lawsuits, from any person, entity or governmental authority arising under Environmental Laws with respect to the Premises, or the conduct of its operations, nor is it aware of any basis therefor. The Company has obtained and is maintaining in full force and effect all permits, licenses and approvals required by any Environmental Laws applicable to the Premises and the Company's business operations conducted thereon, and is in compliance with all such permits, licenses and approvals, except for such failures or noncompliance which would not, either individually or in the aggregate, have a material adverse effect on the Company or the conduct of its business. To the Company's knowledge, the Company has not caused or allowed a release, or a threat of release, of any Hazardous Substance on the Premises. For purposes of this Section, the term "Environmental Laws" shall mean any federal, state or local law, ordinance or regulation pertaining to the protection of human health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S. C. Sections 9601, et seq., Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, et seq. For purposes of this Section, the term "Hazardous Substances" shall include oil and petroleum products, asbestos, polychlorinated biphenyls and urea formaldehyde, and any other material classified as hazardous or toxic under any Environmental Laws.

         4.25 Year 2000 Compatibility. To the best of the Company's knowledge
(i) all of the Company's products (including products currently under development) will record, store, process and calculate and present calendar dates falling on and after January 1, 2000 and will calculate any information dependent on or relating to such dates in the same manner and with the same functionality, data integrity and performance as the products record, store, process, calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates (collectively "Year 2000 Compliant"); (ii) all of the Company's material products will lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000; and (iii) all of the Company's internal computer systems, including without limitation, its accounting systems, are Year 2000 Compliant.

         4.26 Each employee, officer and consultant of the Company has, or shall have prior to the Closing, executed an Employee Agreement substantially in the form of Exhibit 5.01(h) hereto. Each employee or consultant has validly and properly assigned his or her rights to the Company to all inventions, pending patent applications and patents issued and other intellectual Property rights both used or useful in the business and operations of the Company and described in the following sentence. All works, work product, inventions and know-how conceived or developed by employees and consultants of the Company within the scope of their employment and related to the business of the Company were "works for hire," and all right, title and interest therein were transferred and assigned to, or vested in, the Company.

                                   Article V.

                            COVENANTS OF THE COMPANY

         5.01 Affirmative Covenants of the Company Other Than Reporting Requirements. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that, until the first to occur of (i) less than 500,000 of the Purchased Shares are issued and outstanding and (ii) a Qualified Public Offering, it will perform and observe the following covenants and provisions and will cause each Subsidiary, if any, to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

                  (a) Payment of Taxes and Trade Debt. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims, which, if unpaid, might become a lien or charge upon any properties of the Company, provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by appropriate proceedings if the Company shall have set aside on its books and shall have funded, in accordance with generally accepted accounting principles, adequate reserves with respect thereto. Pay when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Company, except such as are being contested in good faith and by appropriate proceedings if the Company shall have set aside on its books and shall have funded, in accordance with generally accepted accounting principles, adequate reserves with respect thereto.

                  (b) Maintenance of Insurance. Maintain with responsible and reputable insurance companies or associations insurance in such amounts and covering such risks as is usually carried by companies of similar size engaged in similar businesses and owning similar properties in the same general areas in which the Company operates. Maintain in full force and effect term life insurance payable to the Company in the amount of $1,000,000 (net of any policy loans) on the life of Malik Z. Khan ("Khan"). A portion of such life insurance proceeds may, in the discretion of the Board of Directors of the Company, and the approval of Khan's estate, be used to repurchase from Khan's estate or legal representative some or all of the shares of capital stock of the Company owned by Khan at the time of his death.

                  (c) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties.

Use its best efforts to preserve and maintain all material licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business.

                  (d) Compliance with Laws. Comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or otherwise, except noncompliance being contested in good faith through appropriate proceedings so long as the Company shall have set up and funded sufficient reserves, if any, required under generally accepted accounting principles with respect to such items.

                  (e) Keeping of Records and Books of Account. Keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection within its business shall be made.

                  (f) Maintenance of Properties, etc. Maintain and preserve all of its properties necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto. Comply with the provisions of all material leases to which the Company is a party or under which the Company occupies property so as to prevent any loss or forfeiture thereof or thereunder.

                  (g) New Developments. Cause technological or other proprietary developments, inventions, discoveries or improvements by the Company's employees to be fully documented in accordance with the prevailing industrial professional standards, cause all Key Employees and technological or other consultants of the Company that work with the Company's technological or other proprietary developments, inventions, discoveries or improvements, to execute appropriate patent and technology assignment agreements to the Company and, where possible and appropriate, to file and prosecute United States and foreign patent and copyright applications relating to and protecting such developments on behalf of the Company.

                  (h) Non-Disclosure and Developments Agreements. As a condition to employment, cause each Key Employee now or hereafter employed by the Company promptly to execute an agreement substantially in the form of Exhibit 5.01(h) hereto or in a form approved by the Board of Directors.

                  (i) Visitation Rights. Permit the Purchasers and each other holder of at least 200,000 of the Purchased Shares, or any legal or financial representative thereof periodically, upon reasonable notice during normal business hours, to examine the books and records of the Company at the Company's premises and permit such Purchasers (or any general partners thereof) to meet, and to discuss the business affairs, finances and accounts of the Company with any of its officers or directors and independent accountants.

                  (j) Board of Directors; Indemnification. The Company shall use its best efforts to hold meetings of the Board at least once every four to six weeks unless otherwise agreed to by the Board. The Charter or By-laws of the Company shall at all times provide for the indemnification of the Board to the fullest extent provided by the law of the jurisdiction in which the Company is organized. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company for all reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

                  (k) Rule 144A Information. The Company shall, upon the request of any Purchaser, make available to such Purchaser and to any prospective transferee of such Purchaser the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

         5.02 Negative Covenants of the Company. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that until the first to occur of (i) less than 500,000 shares of the Preferred Stock are issued and outstanding, and (ii) a Qualified Public Offering, it will comply with and observe the following covenants and provisions, and will cause each Subsidiary, if any, to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, and will not (nor will any such Subsidiary), except with the consent of holders of at least sixty (60%) percent of the then issued and outstanding Preferred Stock, voting or consenting as a single class on an as converted basis:

                  (a) Mergers, Sale of Assets, etc. Merge or consolidate with, or sell, assign, lease, license or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions), a material portion of its assets or technology rights (whether now owned or hereafter acquired) to any Person, or permit any Subsidiary to do any of the foregoing, except for sales or other dispositions of assets in the ordinary course of business and except for (1) any Wholly-Owned Subsidiary merging into or consolidating with or transferring assets to any other Wholly-Owned Subsidiary, and (2) any Wholly-Owned Subsidiary merging into or transferring assets to the Company.

                  (b) Maintenance of Ownership of Subsidiaries. Create any subsidiary that is not a Wholly-Owned Subsidiary, sell or otherwise dispose of any shares of capital stock of any Subsidiary, or permit any Subsidiary to merge or consolidate with, transfer assets to, issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any Subsidiary to, any other Person, except to the Company or a Wholly-Owned Subsidiary.

                  (c) Dealings with Affiliates and Others. Enter into any transaction, including, without limitation, any loans or extensions of credit or royalty agreements, with any officer or director of the Company or a Subsidiary, if any, or holder of shares of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or stockholders or members of their immediate families unless such transaction is for travel or business expenses of the Company incurred in the ordinary course of business or is approved in advance by a majority of disinterested members of the Board of Directors.

                  (d) Change in Nature of Business. Make, or permit any Subsidiary to make, any material change in the nature of its business as carried on at the date hereof or as contemplated in written materials delivered to the Purchasers prior to the date hereof, or enter new lines of business or exit the Company's current line of business.

                  (e) Acquisition/Investments. (i) Make, or permit a Subsidiary, if any, to make, any loan or advance to any Person, other than advances to employees for business expenses in the ordinary course of business and other than the acceptance of promissory notes for the purchase of capital stock by employees, (ii) purchase, otherwise acquire, or permit a Subsidiary, if any, to purchase or otherwise acquire the capital stock, assets comprising the business of, obligations of, or any interest in any other Person, or (iii) merge or consolidate with any other Person (other than a merger or consolidation permitted by Subsection 5.02(a)).

                  (f) Dividends. Prior to a Qualified Public Offering, declare or pay any dividends on any class of the Company's or any Subsidiary's capital stock now or hereafter outstanding (other than cash dividends on the Preferred Stock or payable in Common Stock or by any Subsidiary either to the Company or to another Subsidiary that is the parent of the paying Subsidiary), or purchase, redeem or otherwise acquire or retire any of the Company's or any Subsidiary's capital stock of any class now or hereafter outstanding or otherwise return capital or make distributions of assets to stockholders as such, except (i) repurchase of capital stock of the Company from employees or consultants upon termination of employment or consulting pursuant to stock restriction or repurchase agreements or other agreements with any such employees or consultants (not to exceed in the aggregate $25,000 plus the prices paid by any such employees or consultants for such shares) unless otherwise approved by the directors designated by the holders of the Preferred Stock, (ii) redemptions of the Preferred Stock in compliance with the provisions of the Charter, and (iii) redemption of shares of capital stock from Khan's estate or legal representatives, following his death and utilizing the proceeds of the life insurance on Khan's life maintained by the Company in accordance with Section 5.01(b) hereof.

                  (g) Stock Options/Vesting. Increase the number of shares of capital stock issuable under the Stock Option Plans, or grant options under the Stock Option Plans which will vest or become exercisable from the date of such grant at a rate faster than 25% annually over a four year period, commencing one year from the date of grant (except that upon closing of any merger, consolidation, sale or other transaction, which results in more than fifty (50%) percent of the voting capital stock of the Company outstanding immediately after the effective date of such transaction being owned of record or beneficially by persons other than the holders of such voting capital stock immediately prior to the closing of such transaction, thereafter the balance of unvested options shall vest ratably each quarter over the first year following such transaction, or over the original vesting schedule, if faster), unless consented to by a majority of the directors designated solely by the holders of the Preferred Stock.

                  (h) Amendments. Make any amendment to its Charter or its By-laws which limits its legal capacity or ability to perform its obligations under this Agreement, the Preferred Stock, or any other instrument or agreement executed or to be executed pursuant to the provisions hereof or thereof or which materially adversely affect the rights of the holders of the Preferred Stock.

                  (i) Capital Expenditures. Make any single capital expenditure in excess of $100,000 unless (1) such capital expenditure was provided for in a capital expenditure plan previously approved by the Board of Directors or (2) is separately approved by the Board of Directors in any fiscal year.

                  (j) Employee Loans. Make loans or advances to employees, except in the ordinary course of business as part of travel advances or salary or promissory notes executed for the purchase by employees of shares of Common Stock, and except further that the Chief Executive Officer of the Company may make loans to employees where, in the reasonable discretion of the Chief Executive Officer, special circumstances warrant, not to exceed $25,000 to any one employee; provided, however, that at no time shall loans to employees exceed $50,000 in the aggregate.

                  (k) Third Party Loans. Except as permitted in Sections 5.02(e) and 5.02(j) make any loans or advances to any other persons.

                  (l) Guaranties. Make any guaranty of any other party's obligations except in the ordinary course of business.

                  (m) Debt. Incur, issue or permit any Subsidiary to incur or issue, any secured or unsecured debt security (other than a sale and leaseback transaction) senior to any series of Preferred Stock, or mortgage, pledge or grant a security interest in, or permit any Subsidiary to mortgage, pledge or grant a security interest in any of the Company assets or any Subsidiary's assets to secure debt, except to institutional lenders pursuant to commercially routine debt instruments in transactions approved by the Board of Directors (such approval to include directors selected or designated by the holders of the Preferred Stock if such transaction involves a lien on all or substantially all of the assets (other than the Company's Intellectual Property)), and provided that in no event whatsoever may the Company or a Subsidiary, if any, mortgage, pledge or otherwise encumber any of the Company's (or such Subsidiary's) Intellectual Property.

                  The provisions of this Section 5.02 supersede and replace in its entirety the corresponding Section 5.02 of the Series F Stock Purchase Agreement.

         5.03 Reporting Requirement. Until the occurrence of a Qualified Public Offering, the Company will furnish (x) all the following to all directors and board observers of the Company, (y) the information specified in Sections 5.03(a), (b), (c), (d), (h) and (i) to each holder of at least 200,000 of the Purchased Shares and (z) the information specified in Sections 5.03(a), (d) and
(h) to all other holders of Purchased Shares.

                  (a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for such fiscal year, if any, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, together with supporting notes thereto, all duly certified by the Company's Auditors;

                  (b) as soon as available and in any event within thirty (30) days after the end of each month, unaudited financial statements of the Company and its Subsidiaries for the month and the fiscal period ending with such month, all in such form and detail as the Board of Directors may specify from time to time and prepared in accordance with generally accepted accounting principles consistently applied;

                  (c) as soon as available and in any event within forty-five
(45) days after the end of each fiscal quarter of the Company, unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter, and unaudited consolidated statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for the period ending with such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the prior fiscal year, if any, all in reasonable detail and duly certified (subject to year-end audit adjustments, none of which shall be material, individually or in the aggregate) by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied;

                  (d) at the time of delivery of each annual statement, a certificate, executed by the Company's Auditors stating that they have caused Sections 5.01(a) (insofar as it relates to payment of federal and state income taxes), 5.02(b), 5.02(c), 5.02(e), 5.02(f), 5.02(j) and 5.02(k) hereof to be reviewed and have no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions of this Agreement or the Purchased Shares or, if such Auditors have such knowledge, specifying such default and the nature thereof;

                  (e) promptly after receipt, a copy of any written report submitted to the Company by the Company's Auditors in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such accountants;

                  (f) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, materially affecting the Company and the Subsidiaries when considered as a whole of the type described in Section 4.04 hereof;

                  (g) prior to the commencement of each fiscal year of the Company, a copy of the annual business plan (including development, operating and strategic plans and objectives) and month by month budget for the upcoming fiscal year (the "Annual Plan");

                  (h) promptly after sending, making available, or filing the same, all other reports and financial statements that the Company or any Subsidiary generally sends or makes available to the stockholders of the Company or to the Securities and Exchange Commission; and

                  (i) all other information respecting the business, properties or the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries that such Purchaser may from time to time reasonably request.

         5.04 Confidentiality. Any confidential information obtained by any holder of the Purchased Shares or Conversion Shares pursuant to this Agreement shall be treated as confidential and shall not be disclosed to a third party without the prior written consent of the Company, except that any Purchaser may disclose such information to its officers, directors, shareholders and/or partners (except for confidential technical information), and except further that such information shall not be deemed confidential for the purpose of enforcement of this Agreement and said information shall not be deemed confidential after it becomes publicly known through no fault of the recipient. This obligation of confidentiality shall not apply to any confidential information that the Purchaser, in the written opinion of counsel, is required to disclose by any applicable law, by any rule or regulation of any court or government agency of competent jurisdiction, or pursuant to legal process; provided, however, that the Purchaser required to make such disclosure shall (a) promptly use its reasonable efforts to limit such disclosure, (b) use its reasonable efforts to provide the Company with advance notice of any such request for disclosure as promptly as feasible in order that the Company may seek a protective order or such other remedy as the Company deems necessary, and (c) in any event, make such disclosure only to the extent required.

         5.05 Reserve for Conversion Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Purchased Shares and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Purchased Shares from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Purchased Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Purchased Shares.

                                  Article VI.

                                  MISCELLANEOUS

         6.01 No Waiver; Cumulative Remedies. No failure or delay on the part of any Purchaser, or any other holder of the Purchased Shares or Conversion Shares in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         6.02 Amendments, Waivers and Consents. Changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, upon the mutual written consent of the Company and Persons holding an aggregate of at least sixty (60%) percent of the issued and outstanding Preferred Stock, voting as a single class (treating for this purpose all Preferred Stock as if converted to Common Stock) and shall, in each such case, deliver copies of such consent in writing to any holders who did not execute the same; provided, however, that no such consent shall be effective to reduce the percentage of the consent of the holders of the Preferred Stock which is required under this Section nor to affect or alter any other Person's rights under Section 5.01(i) and 5.03 hereof without their consent (so long as they hold any Preferred Stock and/or Common Stock). Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         6.03 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and sent by registered or certified mail (return receipt requested), by Federal Express, DHL or other guaranteed overnight delivery service, or by facsimile transmission or delivered to the applicable party at the addresses indicated below:


            If to the Company:               Sitara Networks, Inc.
                                             60 Hickory Drive
                                             Waltham, MA  02154
                                             ATTN:  President
                                             Facsimile:  (781) 890-8042

            With a copy to:                  McDermott, Will & Emery
                                             28 State Street
                                             Boston, MA  02109
                                             ATTN:  Arthur I. Anderson, P.C.
                                             Facsimile:  (617) 535-3800

            If to the Purchasers:            At the addresses set forth under
                                             their respective names on Exhibit
                                             2.01A hereto.

            If to any other holder of        At such holder's address for
            Preferred Stock, Purchased       notice as set forth in the register
            Shares or Conversion Shares:     maintained by the Company

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section.

All notices, requests, consents and other communications hereunder shall be deemed to have been received (i) if by hand, at the time of delivery thereof to the receiving party at the address of such party set forth above or as so designated, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the day such notice is delivered by the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

         6.04 Costs, Expenses and Taxes. The Company agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Purchased Shares, the Conversion Shares and other instruments and documents to be delivered hereunder or thereunder and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and filing fees.

         6.05 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchasers obtained in accordance with Section 6.02 hereof and the rights and interests of the Purchasers shall be assignable without the consent of the Company to any assignee.

         6.06 Survival of Covenants, Representations and Warranties. All covenants, representations and warranties made in this Agreement, the Purchased Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

         6.07 Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

         6.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts (without regard to conflict or choice of law provisions).

         6.09 Specific Performance. The Company acknowledges that money damages alone would not be a sufficient remedy for any breach by it of this Agreement and agrees that the Purchasers shall be entitled to specific performance and injunctive relief as remedies for any such breach, in addition to any other remedies available to them under law. The Purchasers acknowledge that money damages alone would not be a sufficient remedy for any breach by them of Section
5.04 of this Agreement and agree that the Company shall be entitled to specific performance and injunctive relief as remedies for any such breach, in addition to any other remedies available to it under law. All remedies of the Purchasers hereunder shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any party hereto.

         6.10 Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         6.11 Sealed Instrument. This Agreement is executed as an instrument under seal.

         6.12 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         6.13 Further Assurances. From and after the date of this Agreement, upon the reasonable request of the Purchasers, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Purchased Shares.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written,


                                            COMPANY:

ATTEST:                                     SITARA NETWORKS, INC.


/s/ Arthur I. Anderson                      By:  /s/ Malik Z. Khan
----------------------                           ------------------------
Secretary                                        Malik Z. Khan, President




                                            INVESTORS:

                                            ONE LIBERTY FUND III, L.P.


                                            By: One Liberty Partners III, L.P.,
                                            its general partner




                                            By:  /s/ Edwin M. Kania, Jr.
                                                 -----------------------
                                                 Edwin M. Kania, Jr.
                                                 One Liberty Square
                                                 Boston, MA 02109




                                            FW VENTURES IV L.P.


                                            By: /s/ David G. Brown
                                                -------------------------
                                            Name:   David G. Brown
                                            Title:
                                            201 Main Street, Suite 3100
                                            Fort Worth, TX 76102


                                            ESSEX PRIVATE PLACEMENT FUND
                                            III-A, LIMITED PARTNERSHIP.

                                            By: Essex Investment Management
                                            Company, LLC, its general partner

                                            By:  /s/ Susan P. Stickells
                                                 ----------------------
                                            Name:    Susan P. Stickells
                                            Title: Principal
                                            125 High Street, 29th Floor
                                            Boston, MA 02110


                                            ESSEX PRIVATE PLACEMENT FUND
                                            III-B, LIMITED PARTNERSHIP.

                                            By: Essex Investment Management
                                            Company, LLC, its general
                                            partner


                                            By:  /s/ Susan P. Stickells
                                                 ----------------------
                                            Name:    Susan P. Stickells
                                            Title: Principal
                                            125 High Street, 29th Floor
                                            Boston, MA 02110



                                            ESSEX HIGH TECHNOLOGY FUND L.P.

                                            By: Essex Investment Management
                                            Company, LLC, its general
                                            partner


                                            By:  /s/ Susan P. Stickells
                                                 ----------------------
                                            Name:    Susan P. Stickells
                                            Title: Principal
                                            125 High Street, 29th Floor
                                            Boston, MA 02110




                                            TWP SITARA INVESTORS     .


                                            By:  /s/ David A. Baylor
                                                 -------------------
                                            Name:    David A. Baylor
                                            Title: Managing Partner

                                            TAILWIND CAPITAL PARTNERS 2000, L.P.

                                            By:  Thomas Weisel Capital
                                            Partners LLC, General Partner


                                            By:  /s/ David Baylor
                                                 ----------------
                                            Name:    David Baylor
                                            Title: General Counsel



                                            /s/ Barry Davis
                                            ---------------
                                                Barry Davis


                                            NEW ENTERPRISE ASSOCIATES VII, LP


                                            By:  /s/ Arthur J. Marks
                                                 -------------------
                                            Name:    Arthur J. Marks


                                            NEA PRESIDENTS' FUND, L.P.


                                            By:  /s/ Arthur J. Marks
                                                 -------------------
                                            Name:    Arthur J. Marks



                                            PRISM VENTURE PARTNERS I, L.P.

                                            By:  Prism Investment Partners,
                                            L.L.C., its general partner


                                            By:  /s/ Robert Fleming
                                                 ------------------
                                            Name:    Robert Fleming
                                            100 Lowder Brook Drive
                                            Suite 2500
                                            Westwood, MA 02090

                                            MFS SERIES TRUST I on behalf of
                                            MFS New Discovery Fund ("NDF")
                                            ($4,841,584.65; 743,715 shares)
                                            Nominee: Clump & Co.
                                            Nominee ID: 04-3208074
                                            Tax ID: 04-3339400

                                            By:  /s/ Ellen Moynihan
                                                 ------------------
                                            Name:    Ellen Moynihan
                                            Title: Assistant Treasurer


                                            MFS/SUN LIFE SERIES TRUST on
                                            behalf of MFS New Discovery
                                            Series ("NWD")
                                            ($482,391; 74,100 shares)
                                            Nominee: Inletbluff & Co.
                                            Nominee ID: 04-3409455
                                            Tax ID: 04-3417488

                                            By:  /s/ Ellen Moynihan
                                                 ------------------
                                            Name:    Ellen Moynihan
                                            Title: Assistant Treasurer


                                            MFS VARIABLE INSURANCE TRUST on
                                            behalf of MFS New Discovery
                                            Series ("VND")
                                            ($276,024; 42,400 shares)
                                            Nominee: Newwind & Co.
                                            Nominee ID: 04-3409369
                                            Tax ID: 04-3417481

                                            By:  /s/ Ellen Moynihan
                                                 ------------------
                                            Name:    Ellen Moynihan
                                            Title: Assistant Treasurer

                                            MFS SERIES TRUST I on behalf of
                                            MFS Technology Fund ("SCT")
                                            ($400,000.44; 61,444 shares)
                                            Nominee:  Distinguish & Co.
                                            Nominee ID:  04-3208197
                                            Tax ID:  04-3339406

                                            By:  /s/ Ellen Moynihan
                                                 ------------------
                                            Name:    Ellen Moynihan
                                            Title: Assistant Treasurer


                                            VAN WAGONER CAPITAL MANAGEMENT

                                            By:  /s/ Audrey Lam
                                                 --------------
                                            Name:    Audrey Lam
                                            Title:  Managing Director
                                            345 California Street, Suite 2450
                                            San Francisco, CA 94104


                                            BT INVESTMENT PARTNERS, INC.

                                            By:  /s/ Kristine Cicardo
                                                 --------------------
                                            Name:    Kristine Cicardo
                                            Title:  Director


                                            CHARLES RIVER PARTNERSHIP VII, L.P.

                                            By:  /s/ Michael Zak
                                                 ---------------
                                            Name:    Michael Zak
                                            Title: General Partner
                                            1000 Winter Street, Suite 3300
                                            Waltham, MA 02154


                                            SIEMENS SERVICES, INC.

                                            By:  /s/ Michael Rowan
                                                 -----------------
                                            Name:    Michael Rowan
                                            Title: Vice President
                                            Chase Manhattan Center, Suite 1402
                                            1201 Market Street
                                            Wilmington, DE 19801

                                            SIEMENS SERVICES, INC.

                                            By:  /s/ Christine Krzyzarnski
                                                 -------------------------
                                            Name:    Christine Krzyzarnski
                                            Title: Vice President
                                            Chase Manhattan Center, Suite 1402
                                            1201 Market Street
                                            Wilmington, DE 19801


                                            DIPAK RASTOGI AND AUDREY RASTOGI

                                            /s/ Dipak Rastogi
                                            -----------------
                                                Dipak Rastogi

                                            /s/ Audrey M. Rastogi
                                            ---------------------
                                                Audrey M. Rastogi


                                            Investor under the Series G Purchase
                                            Agreement:

                                            /s/ John Halligan
                                            -----------------
                                                John Halligan


                                            /s/ Andy Fox
                                            ------------
                                                Andy Fox


                                            /s/ Michael Bassinger
                                            ---------------------
                                                Michael Bassinger


                                            /s/ Rhys Williams
                                            -----------------
                                                Rhys Williams
                                                General Partner, SIVO G.P.


                                            /s/ Manny Fernandez
                                            -------------------
                                                Manny Fernandez

                                            SI VENTURE FUND II, L.P.

                                            By:  /s/ Manny Fernandez
                                                 -------------------
                                            Name:    Manny Fernandez
                                            Title:  Managing Director


                                            ANGLO AMERICAN SECURITY FUND, L.P.

                                            By:  /s/ John S. Grace
                                                 -----------------
                                            Name:    John S. Grace
                                            Title:  General Partner


                                            CABIN INTERIORS, LP
                                            By: Cabin Interiors, Inc., its
                                            general partner

                                            By:  /s/ John S. Grace
                                                 -----------------
                                            Name:    John S. Grace
                                            Title:  President


                                            DIVERSIFIED LONG TERM GROWTH
                                            FUND, L.P.
                                            By: Associated Asset Management,
                                            Inc. its general partner

                                            By:   /s/  John S. Grace
                                                 -----------------
                                            Name:      John S. Grace
                                            Title:  Co-Chairman


                                            DRAKE ASSOCIATES, L.P.
                                            By: Associated Asset Management,
                                            Inc. its general partner

                                            By:  /s/ John S. Grace
                                                 -----------------
                                            Name:    John S. Grace
                                            Title:  Co-Chairman

                                            STERLING GRACE CAPITAL
                                            MANAGEMENT, LP.
                                            By: Sterling Grace Corporation,
                                            its general partner

                                            By:   /s/  John S. Grace
                                                 -----------------
                                            Name:      John S. Grace
                                            Title:  President


                                            GRACE-ARTEL INVESTORS, INC.

                                            By:  /s/  Oliver R. Grace
                                                 --------------------
                                            Name:     Oliver R. Grace
                                            Title:   Chairman


                                            THE SOG FUND LP.
                                            By: The Special Opportunities
                                            Group, LLC its managing general
                                            partner

                                            By:  /s/  Christopher G. Miller
                                                 --------------------------
                                            Title:  Chief Executive Officer


                                            THE SOG FUND II LP.
                                            By: The Special Opportunities
                                            Group, LLC its managing general
                                            partner

                                            By:  /s/ Christopher G. Miller
                                                 --------------------------
                                            Name:    Christopher G. Miller
                                            Title:  Chief Executive Officer

                                 SCHEDULE RRA-1

----------------------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS         NUMBER OF SHARES     NUMBER OF SHARES     NUMBER OF SHARES   NUMBER OF SHARES
                                        OF               OF SERIES B         OF SERIES C         OF SERIES D
                                     SERIES A          PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
                                  PREFERRED STOCK
----------------------------------------------------------------------------------------------------------------
Charles River Partnership            2,352,941             785,714             359,090               ---
VII, L.P.
1000 Winter Street
Suite 3300
Waltham, MA 02154
Attn:  Michael Zak
Telecopier:  (617) 487-7005
----------------------------------------------------------------------------------------------------------------
OneLiberty Fund III, L.P.
One Liberty Square                   2,352,941             785,714             359,090               ---
Boston, MA 02109
Attn:  Edward Kania
Telecopier: (617) 338-4362
----------------------------------------------------------------------------------------------------------------
New Enterprise Associates
VII, LP                               958,824             1,785,715            318,710               ---
1119 St. Paul Street
Baltimore, MD 21202
Attn:  Nancy Dorman
Telecopier:
----------------------------------------------------------------------------------------------------------------
Prism Venture Partners I, L.P.
100 Lowder Brook Drive                  ---               1,428,571            163,441               ---
Suite 2500
Westwood, MA 02090
Attn:  Robert Fleming
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS          NUMBER OF SHARES    NUMBER OF SHARES    NUMBER OF SHARES
                                    OF SERIES E         OF SERIES F         OF SERIES G
                                  PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
--------------------------------------------------------------------------------------------
Charles River Partnership             142,144               ---                 ---
VII, L.P.
1000 Winter Street
Suite 3300
Waltham, MA 02154
Attn:  Michael Zak
Telecopier:  (617) 487-7005
--------------------------------------------------------------------------------------------
OneLiberty Fund III, L.P.
One Liberty Square                    142,144               ---                 ---
Boston, MA 02109
Attn:  Edward Kania
Telecopier: (617) 338-4362
--------------------------------------------------------------------------------------------
New Enterprise Associates
VII, LP                               122,263               ---                 ---
1119 St. Paul Street
Baltimore, MD 21202
Attn:  Nancy Dorman
Telecopier:
--------------------------------------------------------------------------------------------
Prism Venture Partners I, L.P.
100 Lowder Brook Drive                 64,697               ---                 ---
Suite 2500
Westwood, MA 02090
Attn:  Robert Fleming
--------------------------------------------------------------------------------------------

                            SCHEDULE RRA-1 CONTINUED

----------------------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS         NUMBER OF SHARES     NUMBER OF SHARES     NUMBER OF SHARES   NUMBER OF SHARES
                                        OF               OF SERIES B         OF SERIES C         OF SERIES D
                                     SERIES A          PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
                                  PREFERRED STOCK
----------------------------------------------------------------------------------------------------------------
NEA Presidents' Fund, L.P.            41,176                ---                 ---                 ---
1119 St. Paul Street
Baltimore, MD 21202
Attn:  Nancy Dorman
----------------------------------------------------------------------------------------------------------------
M/C Investors L.L.C.                 588,235              178,572              87,729               ---
75 State Street
Boston, MA 02109
Attn: Jim Wade
Telecopier:
----------------------------------------------------------------------------------------------------------------
Sharon Sisskind                      117,647               17,857              15,503               ---
70 Barnstable Road
West Newton, MA 02165
----------------------------------------------------------------------------------------------------------------
K. Paul Singh                         58,825               17,857               8,773                ---
Primus Telecommunications
1700 Old Meadow Road
3rd Floor
McLean, VA 22102
----------------------------------------------------------------------------------------------------------------
Intel Corporation                      ---                  ---                 ---               787,402
2200 Mission College Blvd.
Santa Clara, CA  95052
----------------------------------------------------------------------------------------------------------------
FW Ventures IV L.P.                    ---                 ---                  ---                 ---
201 Main Street, Suite 3100
Fort Worth, TX 76102
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS          NUMBER OF SHARES    NUMBER OF SHARES    NUMBER OF SHARES
                                    OF SERIES E         OF SERIES F         OF SERIES G
                                  PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
--------------------------------------------------------------------------------------------
NEA Presidents' Fund, L.P.                3,896             ---                 ---
1119 St. Paul Street
Baltimore, MD 21202
Attn:  Nancy Dorman
--------------------------------------------------------------------------------------------
M/C Investors L.L.C.                     34,727             ---                 ---
75 State Street
Boston, MA 02109
Attn: Jim Wade
Telecopier:
--------------------------------------------------------------------------------------------
Sharon Sisskind                           6,137             ---                 ---
70 Barnstable Road
West Newton, MA 02165
--------------------------------------------------------------------------------------------
K. Paul Singh                             3,473             ---                 ---
Primus Telecommunications
1700 Old Meadow Road
3rd Floor
McLean, VA 22102
--------------------------------------------------------------------------------------------
Intel Corporation                        ---                ---                 ---
2200 Mission College Blvd.
Santa Clara, CA  95052
--------------------------------------------------------------------------------------------
FW Ventures IV L.P.                   2,077,922             ---                 ---
201 Main Street, Suite 3100
Fort Worth, TX 76102
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS              NUMBER OF SHARES     NUMBER OF SHARES     NUMBER OF SHARES   NUMBER OF SHARES
                                             OF               OF SERIES B         OF SERIES C         OF SERIES D
                                          SERIES A          PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
                                      PREFERRED STOCK
---------------------------------------------------------------------------------------------------------------------
Essex High Technology Fund L.P.             ---                  ---                  ---                 ---
125 High Street, 29th Floor
Boston, MA 02110
Attn:  Susan Stickells
---------------------------------------------------------------------------------------------------------------------
Essex Private Placement Fund III-A          ---                  ---                  ---                 ---
125 High Street, 29th Floor
Boston, MA 02110
---------------------------------------------------------------------------------------------------------------------
Essex Private Placement Fund III-B          ---                  ---                  ---                 ---
125 High Street, 29th Floor
Boston, MA 02110
---------------------------------------------------------------------------------------------------------------------
Utility Competitive Advantage               ---                  ---                  ---                 ---
Fund L.P.
2 Wisconsin Circle, Suite 620
Chevy Chase, MD 20815
---------------------------------------------------------------------------------------------------------------------
ABS Employees Venture Fund L.P.             ---                  ---                  ---                 ---
1 South Street, 17th Floor
Baltimore, MD 21202
---------------------------------------------------------------------------------------------------------------------
Van Wagoner Capital Management              ---                  ---                  ---                 ---
345 California Street,
Suite 2450
San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS               NUMBER OF SHARES    NUMBER OF SHARES    NUMBER OF SHARES
                                         OF SERIES E         OF SERIES F         OF SERIES G
                                       PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
-------------------------------------------------------------------------------------------------
Essex High Technology Fund L.P.            181,818               ---                 ---
125 High Street, 29th Floor
Boston, MA 02110
Attn:  Susan Stickells
-------------------------------------------------------------------------------------------------
Essex Private Placement Fund III-A           ---                 ---               65,392
125 High Street, 29th Floor
Boston, MA 02110
-------------------------------------------------------------------------------------------------
Essex Private Placement Fund III-B           ---                 ---              241,828
125 High Street, 29th Floor
Boston, MA 02110
-------------------------------------------------------------------------------------------------
Utility Competitive Advantage              779,221               ---                ---
Fund L.P.
2 Wisconsin Circle, Suite 620
Chevy Chase, MD 20815
-------------------------------------------------------------------------------------------------
ABS Employees Venture Fund L.P.            148,874               ---                ---
1 South Street, 17th Floor
Baltimore, MD 21202
-------------------------------------------------------------------------------------------------
Van Wagoner Capital Management             779,221               ---              153,610
345 California Street,
Suite 2450
San Francisco, CA 94104
-------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS         NUMBER OF SHARES     NUMBER OF SHARES     NUMBER OF SHARES   NUMBER OF SHARES
                                        OF               OF SERIES B         OF SERIES C         OF SERIES D
                                     SERIES A          PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
                                  PREFERRED STOCK
----------------------------------------------------------------------------------------------------------------
Michael Murray                          ---                 ---                 ---                  ---
D. Alex Brown
101 Federal Street
15th Floor
Boston, MA  02110
----------------------------------------------------------------------------------------------------------------
Gunjan Sinha                            ---                 ---                 ---                  ---
e-gain
624 East Evelyn Ave.
Sunnyvale, CA  94086
----------------------------------------------------------------------------------------------------------------
Valhalla Capital, LP                    ---                 ---                 ---                  ---
10863 Pleasant Hill
Potomac, MD 20854
----------------------------------------------------------------------------------------------------------------
America Online, Inc.                    ---                 ---                 ---                  ---
22000 AOL Way
Dulles, VA 20166
----------------------------------------------------------------------------------------------------------------
Primus Telecommunications               ---                 ---                 ---                  ---
Group Inc.
1700 Old Meadow Road
3rd Floor
McLean, VA  22102
Attn:  K. Paul Singh
----------------------------------------------------------------------------------------------------------------
Presidio Venture Partners,              ---                 ---                 ---                  ---
LLC
600 Third Avenue
New York, NY  10016-2001
Attn:  Mr. Seiji Sato
----------------------------------------------------------------------------------------------------------------
Kenneth W. Slutsky                      ---                 ---                 ---                  ---
Sepulveda Capital
920 Manhatten Beach Blvd.
Manhatten Beach, CA 90266
----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS               NUMBER OF SHARES    NUMBER OF SHARES    NUMBER OF SHARES
                                         OF SERIES E         OF SERIES F         OF SERIES G
                                       PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
-------------------------------------------------------------------------------------------------
Michael Murray                                2,600              ---                 ---
D. Alex Brown
101 Federal Street
15th Floor
Boston, MA  02110
-------------------------------------------------------------------------------------------------
Gunjan Sinha                                129,870              ---                 ---
e-gain
624 East Evelyn Ave.
Sunnyvale, CA  94086
-------------------------------------------------------------------------------------------------
Valhalla Capital, LP                         64,935              ---                 ---
10863 Pleasant Hill
Potomac, MD 20854
-------------------------------------------------------------------------------------------------
America Online, Inc.                      1,038,961              ---                 ---
22000 AOL Way
Dulles, VA 20166
-------------------------------------------------------------------------------------------------
Primus Telecommunications                    ---               600,000               ---
Group Inc.
1700 Old Meadow Road
3rd Floor
McLean, VA  22102
Attn:  K. Paul Singh
-------------------------------------------------------------------------------------------------
Presidio Venture Partners,                   ---               200,000               ---
LLC
600 Third Avenue
New York, NY  10016-2001
Attn:  Mr. Seiji Sato
-------------------------------------------------------------------------------------------------
Kenneth W. Slutsky                           ---               100,000               ---
Sepulveda Capital
920 Manhatten Beach Blvd.
Manhatten Beach, CA 90266
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS              NUMBER OF SHARES     NUMBER OF SHARES     NUMBER OF SHARES   NUMBER OF SHARES
                                         OF SERIES A          OF SERIES B         OF SERIES C         OF SERIES D
                                       PREFERRED STOCK      PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
---------------------------------------------------------------------------------------------------------------------
Checchi Family Trust                         ---                 ---                 ---                 ---
c/o Kenneth W. Slutsky
Sepulveda Capital
920 Manhatten Beach Blvd.
Manhatten Beach, CA 90266
---------------------------------------------------------------------------------------------------------------------
Robert Kutnick                               ---                 ---                 ---                 ---
3043 Durham-B
Century Village East
Deerfield Beach, Florida  33442
---------------------------------------------------------------------------------------------------------------------
Robert A. Morris                             ---                 ---                 ---                 ---
1239 Hillsboro Mile, No. 409
Hillsboro Beach, Florida  33062
---------------------------------------------------------------------------------------------------------------------
David Weiss                                  ---                 ---                 ---                 ---
20088 West Key Drive
Boca Raton, Florida  33498
---------------------------------------------------------------------------------------------------------------------
Jeffrey Issac Krantz                         ---                 ---                 ---                 ---
21503 Sweetwater Lane South
Boca Raton, Florida  33428
---------------------------------------------------------------------------------------------------------------------
Andy Stergiades                              ---                 ---                 ---                 ---
4205 Intracoastal Drive
Highland Beach, Florida  33487
---------------------------------------------------------------------------------------------------------------------
John P. Cunningham                           ---                 ---                 ---                 ---
121 Stonebridge Square
Chappaqua, New York  10515
---------------------------------------------------------------------------------------------------------------------
Scott Broder                                 ---                 ---                 ---                 ---
923 NE 24th Street
Boca Raton, Florida  33431]
---------------------------------------------------------------------------------------------------------------------
Ed Iacobucci                                 ---                 ---                 ---                 ---
901 South Ocean Blvd.
Delray Beach, FL 33483
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS               NUMBER OF SHARES    NUMBER OF SHARES    NUMBER OF SHARES
                                         OF SERIES E         OF SERIES F         OF SERIES G
                                       PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
-------------------------------------------------------------------------------------------------
Checchi Family Trust                         ---               100,000               ---
c/o Kenneth W. Slutsky
Sepulveda Capital
920 Manhatten Beach Blvd.
Manhatten Beach, CA 90266
-------------------------------------------------------------------------------------------------
Robert Kutnick                               ---               20,000                ---
3043 Durham-B
Century Village East
Deerfield Beach, Florida  33442
-------------------------------------------------------------------------------------------------
Robert A. Morris                             ---               10,000                ---
1239 Hillsboro Mile, No. 409
Hillsboro Beach, Florida  33062
-------------------------------------------------------------------------------------------------
David Weiss                                  ---               10,000                ---
20088 West Key Drive
Boca Raton, Florida  33498
-------------------------------------------------------------------------------------------------
Jeffrey Issac Krantz                         ---               10,000                ---
21503 Sweetwater Lane South
Boca Raton, Florida  33428
-------------------------------------------------------------------------------------------------
Andy Stergiades                              ---               10,000                ---
4205 Intracoastal Drive
Highland Beach, Florida  33487
-------------------------------------------------------------------------------------------------
John P. Cunningham                           ---                5,000                ---
121 Stonebridge Square
Chappaqua, New York  10515
-------------------------------------------------------------------------------------------------
Scott Broder                                 ---                5,000                ---
923 NE 24th Street
Boca Raton, Florida  33431]
-------------------------------------------------------------------------------------------------
Ed Iacobucci                                 ---               40,000                ---
901 South Ocean Blvd.
Delray Beach, FL 33483
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS              NUMBER OF SHARES     NUMBER OF SHARES     NUMBER OF SHARES   NUMBER OF SHARES
                                        OF SERIES A           OF SERIES B         OF SERIES C         OF SERIES D
                                       PREFERRED STOCK      PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
---------------------------------------------------------------------------------------------------------------------
Siemens Services, Inc.                       ---                 ---                  ---                 ---
Chase Manhattan Centre, Suite 1402
1201 Market Street
Wilmington, Delaware 19801

cc:  Siemens Corporation
     153 E.53rd Street
     New York, NY 10022
     Attn: General Counsel
---------------------------------------------------------------------------------------------------------------------
Tailwind Capital Partners 2000 LP            ---                 ---                  ---                 ---
One Montgomery Street
San Francisco, CA  94101
---------------------------------------------------------------------------------------------------------------------
TWP Sitara Investors                         ---                 ---                  ---                 ---
One Montgomery Street
San Francisco, CA  94101
---------------------------------------------------------------------------------------------------------------------
Davis, Barry                                 ---                 ---                  ---                 ---
19333 Collins Ave. #1901
Sunny Isles Beach, FL  33160
---------------------------------------------------------------------------------------------------------------------
Rastogi, Dipak                               ---                 ---                  ---                 ---


---------------------------------------------------------------------------------------------------------------------
MFS Series Trust I on behalf of              ---                 ---                  ---                 ---
MFS New Discovery Fund Nominee:
Clump & Co.
500 Boylston Street
Boston, MA  02116-3741
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS               NUMBER OF SHARES    NUMBER OF SHARES    NUMBER OF SHARES
                                         OF SERIES E         OF SERIES F         OF SERIES G
                                       PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
-------------------------------------------------------------------------------------------------
Siemens Services, Inc.                       ---                 ---               460,830
Chase Manhattan Centre, Suite 1402
1201 Market Street
Wilmington, Delaware 19801

cc:  Siemens Corporation
     153 E.53rd Street
     New York, NY 10022
     Attn: General Counsel
-------------------------------------------------------------------------------------------------
Tailwind Capital Partners 2000 LP            ---                 ---                76,805
One Montgomery Street
San Francisco, CA  94101
-------------------------------------------------------------------------------------------------
TWP Sitara Investors                         ---                 ---                61,444
One Montgomery Street
San Francisco, CA  94101
-------------------------------------------------------------------------------------------------
Davis, Barry                                 ---                 ---                15,361
19333 Collins Ave. #1901
Sunny Isles Beach, FL  33160
-------------------------------------------------------------------------------------------------
Rastogi, Dipak                               ---                 ---                76,805


-------------------------------------------------------------------------------------------------
MFS Series Trust I on behalf of              ---                 ---               743,715
MFS New Discovery Fund Nominee:
Clump & Co.
500 Boylston Street
Boston, MA  02116-3741
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS              NUMBER OF SHARES     NUMBER OF SHARES     NUMBER OF SHARES   NUMBER OF SHARES
                                        OF SERIES A           OF SERIES B         OF SERIES C         OF SERIES D
                                       PREFERRED STOCK      PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
---------------------------------------------------------------------------------------------------------------------
MFS/Sun Life Series Trust on                 ---                 ---                  ---                 ---
behalf of MFS New Discovery Series
Nominee:  Inletbluff & Co.
500 Boylston Street
Boston, MA  02116-3741
---------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust on              ---                 ---                  ---                 ---
behalf of MFS New Discovery Series
Nominee:  Newwind & Co.
500 Boylston Street
Boston, MA  02116-3741
---------------------------------------------------------------------------------------------------------------------
MFS Series Trust I on behalf of              ---                 ---                  ---                 ---
MFS Technology Fund
Nominee:  Distinguish & Co.
500 Boylston Street
Boston, MA  02116-3741
---------------------------------------------------------------------------------------------------------------------
BT Investment Partners                       ---                 ---                  ---                 ---
Deutsche Banc Alex Brown
130 Liberty Street, 29th Floor,
MS 2291
New York, NY  10006
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
      INVESTOR & ADDRESS               NUMBER OF SHARES    NUMBER OF SHARES    NUMBER OF SHARES
                                         OF SERIES E         OF SERIES F         OF SERIES G
                                       PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
-------------------------------------------------------------------------------------------------
MFS/Sun Life Series Trust on                 ---                 ---               74,100
behalf of MFS New Discovery Series
Nominee:  Inletbluff & Co.
500 Boylston Street
Boston, MA  02116-3741
-------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust on              ---                 ---               42,400
behalf of MFS New Discovery Series
Nominee:  Newwind & Co.
500 Boylston Street
Boston, MA  02116-3741
-------------------------------------------------------------------------------------------------
MFS Series Trust I on behalf of              ---                 ---               61,444
MFS Technology Fund
Nominee:  Distinguish & Co.
500 Boylston Street
Boston, MA  02116-3741
-------------------------------------------------------------------------------------------------
BT Investment Partners                       ---                 ---              307,220
Deutsche Banc Alex Brown
130 Liberty Street, 29th Floor,
MS 2291
New York, NY  10006
-------------------------------------------------------------------------------------------------

                               AMENDMENT NO. 1 TO

                              SITARA NETWORKS, INC.
                      SERIES G CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT,

                           SIXTH AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT

                                       AND

                           SIXTH AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                              SEPTEMBER ____, 2000

         WHEREAS, the undersigned, being (i) Sitara Networks, Inc., a Delaware corporation (the "Company"), (ii) the holders (the "Required Holders") of at least sixty (60%) percent of the issued and outstanding shares of Series A Convertible Preferred Stock, $0.00001 par value per share, (the "Series A Stock"), Series B Convertible Preferred Stock, $0.00001 par value per share (the "Series B Stock"), Series C Convertible Preferred Stock, $0.00001 par value per share (the "Series C Stock"), Series D Convertible Preferred Stock, $0.00001 par value (the "Series D Stock"), Series E Convertible Preferred Stock, $0.00001 par value per share (the "Series E Stock"), Series F Convertible Preferred Stock, $0.00001 par value per share (the "Series F Stock"), and Series G Convertible Preferred Stock, $0.00001 (the "Series G Stock" and together with the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, and the Series F Stock the "Preferred Stock") of the Company, calculated as a single class (treating all Preferred Stock for all purposes herein as if converted to Common Stock, par value $.00001 per share ), and (iii) Malik Z. Khan, in his capacity as the founder of the Company (the "Founder"), desire to amend (1) that certain Series G Convertible Preferred Stock Purchase Agreement, dated as of June 16, 2000, by and among the Company and the other parties thereto (the "Series G Purchase Agreement"), (2) that certain Sixth Amended and Restated Stockholders Agreement, dated as of June 16, 2000, by and among the Company and the other parties thereto (the "Stockholders Agreement") and (3) that certain Sixth Amended and Restated Registration Rights Agreement, dated as of June 16, 2000 by and among the Company and the other parties thereto (the "Registration Rights Agreement");

         WHEREAS, Section 6.02 of the Series G Purchase Agreement permits amendments to such agreement upon the written consent of the Company and the Required Holders;

         WHEREAS, Section 14 of the Stockholders Agreement permits amendments to such agreement upon the written consent of the Company, the Required Holders and the Founder; and

         WHEREAS, Section 13 of the Registration Rights Agreement permits amendments to such agreement upon the written consent of the Company, the Required Holders and the Founder;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

         A. That, the Series G Purchase Agreement be amended to the extent set forth below:

                  1. The second sentence of Section 2.03(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Such purchase and sale shall take place at a closing or series of closings (the "Subsequent Closings" and together with the Initial Closing, the "Closing") to be held at the office of Counsel to the Company, 28 State Street, Boston, Massachusetts 02109, at any time or from time to time, through and including October 15, 2000, as may be mutually agreed upon by the Company and such Purchasers."

                  2. The Company is hereby empowered to amend and restate
         Exhibit 2.01A of the Series G Purchase Agreement to reflect any additional sales of Series G Stock in any Subsequent Closings.

         B. That the Stockholders Agreement be amended (i) to the extent necessary to add any persons who purchase any shares of Series G Stock at any Subsequent Closing to the Stockholders Agreement as "Investors" thereunder and
(ii) to the extent set forth below:

                  1. The number of shares current issuable under the Company's Stock Incentive Program that are excluded from the pre-emptive rights set forth in Section 12 of the Stockholders Agreement shall be increased by replacing the number "7,200,000" in clause (E) of the first sentence of Section 12 of the Stockholders Agreement with the number "9,200,000".

         C. That the Registration Rights Agreement be amended to the extent necessary to add any persons who purchase any shares of Series G Stock at any Subsequent Closing to the Registration Rights Agreement as "Investors" thereunder and to accordingly amend and restate Schedule RRA-1 of the Registration Rights Agreement.




                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Sitara Networks, Inc. Series G Convertible Preferred Stock Purchase Agreement, the Sixth Amended and Restated Stockholders Agreement and the Sixth Amended and Restated Registration Rights Agreement as of the date first written above.


                                          COMPANY:

                                          SITARA NETWORKS, INC.


                                          By:    /s/ Malik Khan
                                              ------------------
                                          Name:  Malik Khan
                                          Title: President


                                          FOUNDER:

                                          /s/ Malik Khan
                                          ---------------
                                          Malik Z. Khan


                                          PREFERRED STOCKHOLDERS:

                                          CHARLES RIVER PARTNERSHIP VII, L.P.


                                          By:    /s/ Michael Zak
                                              -------------------------------
                                                 Michael Zak, General Partner


                                          ONE LIBERTY FUND III, L.P.

                                          By:  OneLiberty Partners III, L.P.,
                                               its general partner


                                          By: /s/ Edwin M. Kania, Jr.
                                              -----------------------
                                          Name: Edwin M. Kania, Jr.
                                          Title:

                                          NEW ENTERPRISE ASSOCIATES VII, LP


                                          By:    /s/ Arthur Marks
                                                 ----------------------
                                          Name:  Arthur Marks
                                          Title: General Partner

                                          NEA PRESIDENTS' FUND, L.P.


                                          By:    /s/ Arthur Marks
                                                 ----------------------
                                          Name:  Arthur Marks
                                          Title: General Partner


                                          FW VENTURES IV, L.P.

                                                 By:    /s/ David G. Brown
                                                        --------------------
                                                 Name:  David G. Brown
                                                 Title: Vice President



                                          PRISM VENTURE PARTNERS I, L.P.

                                          By:    Prism Investment Partners,
                                                 L.P., its general partner

                                                 By:   Prism Venture Partners,
                                                       L.L.C., its general
                                                       partner


                                                 By:   /s/ Robert Fleming
                                                       --------------------
                                                       Managing Director